Exhibit 14.1

The Directors
Barclays Bank PLC
54 Lombard Street
London
EC3P 3AH

26 March 2004

CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form F-3 (File No. 333-85646, 333-12384 and 333-8054), of our report dated February 11, 2004 relating to the financial statements, which appears in the 2003 Annual Report to Shareholders of Barclays PLC, which is incorporated by reference in Barclays PLC’s Annual Report on Form 20-F for the year ended December 31, 2003. We also consent to the reference to us under the heading “Experts” in such Registration Statement.

Yours sincerely

PricewaterhouseCoopers LLP
London, England
March 26, 2004

PricewaterhouseCoopers LLP is a limited liability partnership registered in England with registered number OC303525. The registered office of PricewaterhouseCoopers LLP is 1 Embankment Place, London WC2N 6RH. All partners in PricewaterhouseCoopers UK Associates A are authorised to conduct business as agents of, and all contracts for services to clients are with, PricewaterhouseCoopers LLP.

The Directors
Barclays Bank PLC
54 Lombard Street
London
EC3P 3AH

26 March 2004

CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in these Registration Statements on Form S-8 (File Nos. 333-112796, 333-112797 and 333-12818), of our report dated February 11, 2004 relating to the financial statements, which appears in the 2003 Annual Report to Shareholders of Barclays PLC, which is incorporated by reference in Barclays PLC’s Annual Report on Form 20-F for the year ended December 31, 2003.

Yours sincerely

PricewaterhouseCoopers LLP
London, England
March 26, 2004

PricewaterhouseCoopers LLP is a limited liability partnership registered in England with registered number OC303525. The registered office of PricewaterhouseCoopers LLP is 1 Embankment Place, London WC2N 6RH. All partners in PricewaterhouseCoopers UK Associates A are authorised to conduct business as agents of, and all contracts for services to clients are with, PricewaterhouseCoopers LLP.